                                                                Exhibit 99.2

                                  AGREEMENT

         AGREEMENT by and between Solutia Inc., a Delaware corporation (the "Company"), and Luc De Temmerman (the "Executive"), dated as of the 19th day of July, 2004 (the "Effective Date").

         The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stakeholders to assure that the Company will have the continued dedication of the Executive until and for a period of time following the Emergence Date (as defined below). To induce the Executive to continue to serve the Company through and beyond the Emergence Date, the Company will provide the Executive with, among other things, a special emergence bonus. It is the Board's judgment that such a special emergence bonus arrangement is in the best interest of the Company and its stakeholders, and is consistent with the desire of the Board to maximize the value of the Company. Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1.       Special Emergence Bonus Payments.
                  --------------------------------

                  At such time, if ever (the "Emergence Date"), at which the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") shall have confirmed a plan of reorganization of the Company under Chapter 11 of the United States Bankruptcy Code and such plan shall have become effective, if the Executive is employed by the Company on the Emergence Date the Executive shall be eligible to receive a special emergence bonus as follows:

                  (a) If the Executive is employed by the Company on the six-month anniversary of the Emergence Date, or if, on or subsequent to the Emergence Date but prior to the six-month anniversary thereof, Executive shall have been terminated by the Company without Cause, shall have resigned for Good Reason, or shall have died or been terminated for Disability, then Executive shall be entitled to receive from the Company a special emergence bonus equal to 30% of the bonus pool as determined pursuant to and in accordance with the terms of the Solutia Inc. Emergence Incentive Bonus Program as set forth in Attachment I hereto. Any special emergence bonus that the Executive may become entitled to will be converted to its equivalent in euros at the conversion rate in effect at the close of business on the day preceding any payment, and shall be paid to the Executive in euros.

                  (b) If the Executive shall voluntarily terminate his employment other than for Good Reason or shall be terminated by the Company for Cause, in either case between the Emergence Date and the six-month anniversary thereof, then Executive shall forfeit any and all right to receive a special emergence bonus hereunder.

         2.       Employment Period. The Company hereby agrees to cause Solutia
                  -----------------
Europe S.A. to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of Solutia Europe S.A. subject to the terms and conditions of this Agreement, for the period (the "Employment Period") commencing on the Effective Date and ending on the six month anniversary of the Emergence Date. Where the context permits, all references to the Company

                                     1


shall include Solutia Europe S.A. or any other affiliate of the Company by which the Executive is employed. As used in this Agreement, the term "affiliate" or "affiliated companies" shall include any company controlled by, controlling or under common control with the Company. The obligations of the Company and the Executive under this Agreement including, without limitation, the obligations under Sections 1, 5, 6 and 7, shall survive the termination of the Employment Period to the extent necessary to accomplish the purposes thereof.

         3.       Terms of Employment.
                  -------------------

                  (a)    Position and Duties.
                         -------------------

                         (i)    During the Employment Period, (A) the
         Executive shall be employed by Solutia Europe S.A. and shall serve as Senior Vice President and Chief Operating Officer of the Company, with such authority, duties, responsibilities and reporting requirements as may be reasonably assigned to him from time to time by the Company's Chief Executive Officer and (B) the Executive's services shall be performed at the location where the Executive was employed immediately preceding the Effective Date, at any office or location of the Company not more than 50 miles from such previous location.

                         (ii) During the Employment Period, the Executive shall serve the Company faithfully, diligently and to the best of his ability, and shall devote substantially all of his time and efforts during normal business hours to the business and affairs of the Company. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (B) manage personal investments, so long as such activities described in clauses A and B do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, and (C) with the advance approval of the Board, serve on corporate, civic or charitable boards or committees.

                  (b)    Compensation.
                         ------------

                         (i)    Base Salary. During the Employment Period,
                                -----------
         the Executive shall receive an annual base salary ("Annual Base Salary") of not less than (euro)289,519, (corresponding to US $350,000 at the exchange rate of 1.2089), which shall be paid in accordance with the Company's normal payroll practices and shall apply retroactively to May 5, 2004.

                         (ii)   Annual Bonuses. In addition to Annual Base
                                --------------
         Salary, the Executive shall participate in the Company's Annual Incentive Program, or any successor annual bonus plan(s), with a target annual bonus opportunity of 100% of his Annual Base Salary. The Executive shall receive an annual bonus of (euro)198,527 (corresponding to US $240,000 at the exchange rate of 1.2089) with respect to calendar year 2003. In addition, during the Employment Period, the Executive shall be entitled to participate in all long-term and other incentive plans, practices, policies and programs generally applicable to senior executive officers of the Company and its affiliated companies.

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                         (iii)  Savings and Retirement Plans. During the
                                ----------------------------
         Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs generally applicable to senior executive officers of the Company and its affiliated companies, subject to the Board's authority to modify or terminate any such plans, practices, policies or programs on a Company-wide basis at any time.

                         (iv)   Welfare Benefit Plans. During the Employment
                                ---------------------
         Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent generally applicable to senior executive officers of the Company and its affiliated companies, subject to the Board's authority to modify or terminate any such plans, practices, policies or programs on a Company-wide basis at any time.

                         (v)    Expenses. During the Employment Period, the
                                --------
         Executive shall be entitled to receive prompt reimbursement, in accordance with Company policy, for all reasonable expenses incurred by the Executive in performing his duties hereunder.

                         (vi)   Vacation. During the Employment Period, the
                                --------
         Executive shall be entitled to paid vacation in accordance with the plans, policies, programs and practices of the Company and its affiliated companies as in effect from time to time.

         4.       Termination of Employment.
                  -------------------------

                  (a)    Death or Disability. The Executive's employment shall
                         -------------------
terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 9(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the Executive's long-term disability for purposes of any reasonable occupation as determined under the Company's disability plan that is applicable to the Executive.

                  (b)    Cause. The Company may terminate the Executive's
                         -----
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

                         (i) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in

                                     3


         which the Board or Chief Executive Officer believes that the Executive has not substantially performed the Executive's duties;

                         (ii) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company;

                         (iii) the Executive's conviction of, or pleas of guilty or no contest to, a felony or any other crime involving moral turpitude, fraud, theft, embezzlement or dishonesty, or

                         (iv) the Executive's habitual drug or alcohol abuse

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, in the case of conduct described in subparagraph (i) or (ii) above, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in subparagraph (i), (ii), (iii) or (iv) above, and specifying the particulars thereof in detail.

                  (c)    Good Reason. The Executive's employment may be
                         -----------
terminated by the Executive for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                         (i) a material failure by the Company to comply with any of the provisions of Section 3(b) of this Agreement relating to compensation, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                         (ii) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position as Senior Vice President and Chief Operating Officer and the authority, duties and responsibilities contemplated by Section 3(a) of this Agreement, or any other action by the Company which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; or

                         (iii) the Company's requiring the Executive to be based at any office or location other than as provided in Section 3(a)(i)(B) hereof or the Company's requiring

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         the Executive to travel on Company business to a substantially greater extent than required immediately prior to the Effective Date.

                  (d)    Notice of Termination. Any termination by the Company
                         ---------------------
for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with
Section 9(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

                  (e)    Date of Termination. "Date of Termination" means (i)
                         -------------------
if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5.       Obligations of the Company upon Termination.
                  -------------------------------------------

                  (a)    Good Reason; Other Than for Cause. If, during the
                         ---------------------------------
Employment Period, the Company shall terminate the Executive's employment other than for Cause or the Executive shall terminate employment for Good
Reason:

                         (i) the Company shall pay to the Executive in a lump sum in cash within ten days of the Date of Termination, the aggregate of the following amounts:

                                A.    the sum of (1) the Executive's
                  accrued Annual Base Salary through the Date of Termination, (2) any annual bonus earned by the Executive with respect to the previous year, and (3) any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations");

                                B.    an amount equal to 125% of
                  Executive's Annual Base Salary immediately prior to the Date of Termination (the "Severance Payment");

                                C.    if the Date of Termination is on or
                  subsequent to the Emergence Date but not later than the six month anniversary thereof, in lieu of the Severance Payment pursuant to clause (B), Executive shall receive the amount, if

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                  any, to which he is entitled under the Solutia Inc. Emergence Incentive Bonus Program at such time as amounts are payable thereunder; and

                                D.    the payments under this Section 5(a)
                  shall be reduced by any amount due to the Executive as a result of such termination pursuant to Belgian law.

                         (ii) subject to the provisions of Section 9(f) hereof, to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits, excluding any severance or separation pay or benefits, required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliated companies, including, without limitation, the vested benefit, if any, of the Executive under any qualified defined benefit or defined contribution retirement plan of the Company and its affiliated companies in which the Executive participates, in accordance with the terms of such plan (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits");

                         (iii) the Company shall continue to provide at its expense (on the same basis as at the Executive's Date of Termination) for the continued participation of the Executive and, to the extent applicable, his family, in the Company's medical, dental, vision and life insurance plans and programs, for a period of four months commencing with the Date of Termination; and

                         (iv) upon request of the Executive, the Company shall provide outplacement services to the Executive for up to twelve months and up to an aggregate cost of $25,000.

                  (b)    Death. If the Executive's employment is terminated by
                        ------
reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for timely payment or provision of the following:

                         (i)    Accrued Obligations;

                         (ii)   Other Benefits; and

                         (iii)  if such termination occurs on or after the
Emergence Date but not later than the six-month anniversary thereof, the amount, if any, to which Executive is entitled under the Solutia Inc. Emergence Incentive Bonus Program.

Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination.

                  (c)    Disability. If the Executive's employment is
                         ----------
terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for timely payment or provision of the following:

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                         (i)    Accrued Obligations;

                         (ii)   Other Benefits; and

                         (iii)  if such termination occurs on or after the
Emergence Date but not later than the six-month anniversary thereof, the amount, if any, to which Executive is entitled under the Solutia Inc. Emergence Incentive Bonus Program.

Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

                  (d)    Cause; Other than for Good Reason. If the Executive's
                         ---------------------------------
employment shall be terminated for Cause during the Employment Period, or if the Executive voluntarily terminates employment during the Employment
Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits.
In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

         6.       Full Settlement; Legal Fees. The Company's obligation to make
                  ---------------------------
the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest, in which the Executive is the prevailing party, by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (whether such contest is between the Company and the Executive or between either of them and any third party, and including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any payment from the time at which the liability for the applicable legal fees and expenses was incurred by Executive, at the applicable Federal rate provided for in Section 7872(f) (2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         7.       Confidential Information and Competitive Activity.
                  -------------------------------------------------

                  (a)    Confidential Information. As used herein, "Confidential
                         ------------------------
Information" means all technical and business information of the Company and its affiliated companies, whether patentable or not, which is of a confidential, trade secret and/or proprietary character and which is either developed by the Executive (alone or with others) or to which the Executive has had access during the Executive's employment. "Confidential Information" shall also include confidential evaluations of, and the confidential use or non-use by the Company or any affiliated company of, technical or business information in the public domain.

                                     7


         The Executive shall use the Executive's best efforts and diligence both during and after employment by the Company to protect the confidential, trade secret and/or proprietary character of all Confidential Information. The Executive shall not, directly or indirectly, use (for the Executive or another) or disclose any Confidential Information, for so long as it shall remain proprietary or protectible as confidential or trade secret information, except as may be necessary for the performance of the Executive's duties with the Company.

         The Executive shall deliver promptly to the Company, at the termination of the Executive's employment, or at any other time at the Company's request, without retaining any copies, all documents and other material in the Executive's possession relating, directly or indirectly, to any Confidential Information.

         Each of the Executive's obligations in this Section shall also apply to the confidential, trade secret and proprietary information learned or acquired by the Executive during the Executive's employment from others with whom the Company or any affiliated company has a business relationship.

         The Executive understands that the Executive is not to disclose to the Company or any affiliated company, or use for its benefit, any of the confidential, trade secret or proprietary information of others, including any of the Executive's former employers.

                  (b)    Competitive Activity; Nonsolicitation. In the event
                         -------------------------------------
that, during the Employment Period, Executive shall voluntarily terminate his employment hereunder, be terminated by the Company without Cause, or terminate his employment hereunder for Good Reason, then the Executive shall not, directly or indirectly (whether as owner, partner, consultant, employee or otherwise), at any time during the six months following termination of his employment with the Company or any affiliate for any reason, engage in or contribute his knowledge to any work or activity that involves a product, process, apparatus, service or development which is then competitive with or similar to a product, process, apparatus, service or development on which he worked or with respect to which he had access to Confidential Information while employed by the Company or an affiliate at any time during the period of five years immediately prior to his Date of Termination ("Competitive Work"). However, the Executive shall be permitted to engage in such proposed work or activity, and the Company shall furnish him a written consent to that effect signed by an officer of the Company, if the Executive shall have furnished to the Company clear and convincing written evidence, including assurances from the Executive and his new employer, that the fulfillment of his duties in such proposed work or activity would not likely cause him to disclose, base judgment upon, or use any Confidential Information. In addition, during his employment by the Company or an affiliate and for a period of six months thereafter, the Executive shall not, directly or indirectly, (i) induce or attempt to induce a salaried employee of the Company or any of its affiliates to accept employment or affiliation involving Competitive Work with another firm or corporation of which the Executive is an employee, owner, partner or consultant, or (ii) induce or attempt to induce any customer, supplier, licensee or other person having a business relationship with the Company to cease doing business with the Company or interfere materially with the relationship between the Company and any such customer, supplier, licensee or other person having a business relationship with the Company.

                                     8


                  (c)    Injunctive Relief. Executive agrees that the
                         -----------------
restrictions imposed upon him by this Section 7 are fair and reasonable considering the nature of the Company's business and are reasonably required for the protection of the Company. Executive also acknowledges that a breach of any of the provisions of this Section 7 may result in continuing and irreparable damages to the Company for which there may be no adequate remedy at law, and that the Company, in addition to all other relief available to it, shall be entitled to the issuance of a temporary restraining order, preliminary injunction and permanent injunction restraining the Executive from committing or continuing to commit any breach of the provisions of this
Section 7.

                  (d)    Blue Pencil. If, at any time, the provisions of this
                         -----------
Section 7 shall be determined to be invalid or unenforceable under any applicable law, by reason of being vague or unreasonable as to area, duration or scope of activity, this Agreement shall be considered divisible and shall become and be immediately amended to only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter and the Executive and the Company agree that this Agreement shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

         8.       Successors.
                  ----------

                  (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         9.       Miscellaneous.
                  -------------

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                  Luc De Temmerman
                  Dorpstraat 30
                  B-3040 Neerijse
                  Belgium:

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                  If to the Company:

                  Jeffry N. Quinn, Esq.
                  President and Chief Executive Officer
                  Solutia Inc.
                  P.O. Box 66760
                  St. Louis, MO 63166-6760

                  With a copy to:

                  Rosemary L. Klein
                  Vice President, Secretary and General Counsel -
                  Corporate and External Affairs
                  Solutia Inc.
                  P.O. Box 66760
                  St. Louis, MO 63166-6760

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, oral and written, between the parties hereto with respect to the subject matter hereof. This Agreement also supersedes, without limitation, the Employment Agreement dated as of January 29, 2003, between the Company and the Executive (the "Change in Control Agreement"), the agreement dated as of December 11, 2003 between the Company and the Executive (the "Retention Agreement"), and any other prior employment agreement between the Company and the Executive; provided, that this Agreement shall have no effect on the Executive's rights under any plan, program, policy or practice provided by the Company or any of its affiliated companies except that the benefits and other payments provided for pursuant to Section 5 hereof shall be in lieu of any severance or separation pay or benefits to which the Executive might otherwise be entitled under any plan, program, policy or arrangement of the Company and its affiliates. In

                                     10


consideration of the promises set forth in the Agreement, and of the mutual releases set forth in this paragraph, each party hereto relinquishes all rights, and releases the other from all promises, liabilities and commitments that may have existed under the Change in Control Agreement, the Retention Agreement, and any other employment agreements, which shall be null and void and of no further effect.

                  (g) No amounts shall be payable pursuant to Section 5(a)(i)(B) or 5(d) of this Agreement unless and until the Executive shall have executed and delivered a waiver and release of claims against the Company substantially in the form attached hereto as Exhibit A.

                  (h) Except as otherwise provided by Section 7(c), in the event of any dispute, controversy or claim arising out of or relating to this Agreement or Executive's employment or termination thereof, the parties hereby agree to settle such dispute, controversy or claim in a binding arbitration by a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, which arbitration shall be conducted in St. Louis, Missouri. The parties agree that the arbitral award shall be final and non-appealable and, except as otherwise provided by Section 7(c), shall be the sole and exclusive remedy between the parties hereunder. The parties agree that judgment on the arbitral award may be entered in any court having competent jurisdiction over the parties or their assets.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                            /s/ Luc De Temmerman
                            --------------------
                            Luc De Temmerman



                            SOLUTIA INC.

                            By: /s/ Jeffry N. Quinn
                                -------------------
                                Jeffry N. Quinn
                                President and Chief Executive Officer


                                     11


                                                                    Exhibit A
                                                                    ---------

                             WAIVER AND RELEASE

         Reference is made to that Agreement (the "Agreement"), dated as of July 19, 2004, by and between Solutia, Inc., a Delaware Corporation (the "Company"), and Luc De Temmerman (the "Executive"). This Waiver and Release (this "Waiver") is made as of the __ day of ____________, 200_, by the Executive pursuant to Section 9(g) of the Agreement.

              Release and Waiver of Claims Against the Company
              ------------------------------------------------

         (a) The Executive, on behalf of himself, his agents, heirs, successors, assigns, executors and administrators, in consideration for the payments and other consideration provided for under the Agreement, hereby forever releases and discharges the Company and its successors, their affiliated entities, and their past and present directors, employees, agents, attorneys, accountants, representatives, plan fiduciaries, successors and assigns from any and all known and unknown causes of action, actions, judgments, liens, indebtedness, damages, losses, claims, liabilities, and demands of whatsoever kind and character in any manner whatsoever arising on or prior to the date of this Waiver, including but not limited to (i) any claim for breach of contract, breach of implied covenant, breach of oral or written promise, wrongful termination, intentional infliction of emotional distress, defamation, interference with contract relations or prospective economic advantage, negligence, misrepresentation or employment discrimination, and including without limitation alleged violations of Title VII of the Civil Rights Act of 1964, as amended, prohibiting discrimination based on race, color, religion, sex or national origin; the Family and Medical Leave Act; the Americans With Disabilities Act; the Age Discrimination in Employment Act; other federal, state and local laws, ordinances and regulations; and any unemployment or workers' compensation law, excepting only those obligations of the Company expressly recited in the Agreement or this Waiver and any claims to benefits under the Company's employee benefit plans as defined exclusively in written plan documents; (ii) any and all liability that was or may have been alleged against or imputed to the Company by the Executive or by anyone acting on his behalf; (iii) all claims for wages, monetary or equitable relief, employment or reemployment with the Company in any position, and any punitive, compensatory or liquidated damages; and (iv) all rights to and claims for attorneys' fees and costs except as otherwise provided herein or in the Agreement.

         (b) The Executive shall not file or cause to be filed any action, suit, claim, charge or proceeding with any federal, state or local court or agency relating to any claim within the scope of this Waiver. In the event there is presently pending any action, suit, claim, charge or proceeding within the scope of this Waiver, or if such a proceeding is commenced in the future, the Executive shall promptly withdraw it, with prejudice, to the extent he has the power to do so. The Executive represents and warrants that he has not assigned any claim released herein, or authorized any other person to assert any claim on his behalf.

         (c) In the event any action, suit, claim, charge or proceeding within the scope of this Waiver is brought by any government agency, putative class representative or other third party to vindicate any alleged rights of the Executive, (i) the Executive shall, except to the extent required or compelled by law, legal process or subpoena, refrain from participating, testifying or

                                     12


producing documents therein, and (ii) all damages, inclusive of attorneys' fees, if any, required to be paid to the Executive by the Company as a consequence of such action, suit, claim, charge or proceeding shall be repaid to the Company by the Executive within ten (10) days of his receipt thereof.

         (d) In the event of a breach of this Waiver by the Executive, the Company's obligations pursuant to the Agreement shall cease as of the date of such breach. Furthermore, the Executive understands that his breach of the provisions of this Waiver will cause monetary damages to the Company. Thus, should the Executive breach the provisions of this Waiver, he shall be required to pay the Company, as liquidated damages, the amount of the consideration paid by the Company to the Executive pursuant to the Agreement plus all costs and expenses, including all attorneys' fees and expenses, that the Company incurs in enforcing this Waiver. The Executive agrees that the foregoing amount of liquidated damages is reasonable and necessary, and does not constitute a penalty.

         Voluntary Execution of Waiver.
         -----------------------------

         BY HIS SIGNATURE BELOW, THE EXECUTIVE ACKNOWLEDGES THAT:

         (A) I HAVE RECEIVED A COPY OF THIS WAIVER AND WAS OFFERED A PERIOD OF TWENTY-ONE (21) DAYS TO REVIEW AND CONSIDER IT;

         (B)  IF I SIGN THIS WAIVER PRIOR TO THE EXPIRATION OF TWENTY-ONE
(21) DAYS, I KNOWINGLY AND VOLUNTARILY WAIVE AND GIVE UP THIS RIGHT OF
REVIEW;

         (C)  I HAVE THE RIGHT TO REVOKE THIS WAIVER FOR A PERIOD OF SEVEN
(7) DAYS AFTER I SIGN IT BY MAILING OR DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S CHIEF EXECUTIVE OFFICER OR GENERAL COUNSEL, NO LATER THAN THE CLOSE OF BUSINESS ON THE SEVENTH DAY AFTER THE DAY ON WHICH I SIGNED THIS WAIVER;

         (D) THIS WAIVER SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE SEVEN DAY REVOCATION PERIOD HAS EXPIRED WITHOUT THE WAIVER HAVING BEEN REVOKED;

         (E) THIS WAIVER WILL BE FINAL AND BINDING AFTER THE EXPIRATION OF THE REVOCATION PERIOD REFERRED TO IN (C). I AGREE NOT TO CHALLENGE ITS ENFORCEABILITY;

         (F) I AM AWARE OF MY RIGHT TO CONSULT AN ATTORNEY, HAVE BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY, AND HAVE HAD THE OPPORTUNITY TO CONSULT WITH AN ATTORNEY, IF DESIRED, PRIOR TO SIGNING THIS WAIVER;

         (G) NO PROMISE OR INDUCEMENT FOR THIS WAIVER HAS BEEN MADE EXCEPT AS SET FORTH IN THIS WAIVER;

                                     13


         (H) I AM LEGALLY COMPETENT TO EXECUTE THIS WAIVER AND ACCEPT FULL RESPONSIBILITY FOR IT; AND

         (I) I HAVE CAREFULLY READ THIS WAIVER, ACKNOWLEDGE THAT I HAVE NOT RELIED ON ANY REPRESENTATION OR STATEMENT, WRITTEN OR ORAL, NOT SET FORTH IN THIS DOCUMENT OR THE AGREEMENT, AND WARRANT AND REPRESENT THAT I AM SIGNING THIS WAIVER KNOWINGLY AND VOLUNTARILY.

         Intending to be legally bound, I have signed this Waiver as of the date first set forth above.

                                            -------------------------------
                                            Luc De Temmerman

                                     14


                                ATTACHMENT I

               SOLUTIA INC. EMERGENCE INCENTIVE BONUS PROGRAM

Participation
-------------

         Participation in the bonus pool established under the Solutia Inc. Emergence Incentive Bonus Program shall be extended to those key senior executives of the Company and in such percentages as shall be determined by the Board of Directors.

Performance Measures
--------------------

         The aggregate dollar value of the bonus pool shall be calculated by reference to three metrics as follows:

         a. 25% allocation for achieving target EBITDA* for the 12-month period ending on the six-month anniversary of the day at which both
         (x) the United States Bankruptcy Court for the Southern District of New York shall have confirmed a plan of reorganization of the Company under Chapter 11 of the United States Bankruptcy Code, and
         (y) such confirmation shall have become non-appealable (the "Emergence Date");

         b. 25% allocation for achieving target Enterprise Value based on market value on six-month anniversary of the Emergence Date;** and

         c. 50% allocation for achieving target Unsecured Creditor Recoveries based on trading prices as of six-month anniversary of the Emergence Date.***

         The portion of the bonus pool allocated to each metric can exceed 100%, but the aggregate pool cannot exceed $7.5 million. Thus, up to $2,343,750 can be earned for the pool based on EBITDA, up to $2,250,000 based on enterprise value, and up to $5,625,000 based on unsecured creditor recovery, provided the aggregate does not exceed $7.5 million.

         The EBITDA, Enterprise Value and Creditor Recovery Metrics are as follows:


EBITDA
------

                                      Performance Relative to Plan
                                      ----------------------------
---------------------------------------------------------------------------------------------------------
%Earned                           70%   75%   80%   85%    90%   95%   100%   105%   110%    115%   120%
---------------------------------------------------------------------------------------------------------
% of $1.875M Pool (25% of $7.5M)  0%    0%    0%    0%     0%    20%   30%    55%    75%     100%   125%
---------------------------------------------------------------------------------------------------------


                                     15



ENTERPRISE VALUE
----------------

                                            Enterprise Value (in billions)
                                            ------------------------------
----------------------------------------------------------------------------------------------------------------------
% Earned            $1.20  $1.30  $1.40  $1.50   $1.60  $1.70  $1.80  $1.90  $2.00  $2.10  $2.20  $2.30  $2.40  $2.50
----------------------------------------------------------------------------------------------------------------------
% of $1.875M Pool
(25% of $7.5M)      0%     0%     10%    20%     30%    40%    50%    60%    70%    80%    90%    100%   110%   120%
----------------------------------------------------------------------------------------------------------------------

UNSECURED CREDITOR RECOVERY
---------------------------

                                            Unsecured Creditor Recovery (%)
                                            -------------------------------
----------------------------------------------------------------------------------------------------------------------
% Earned               30%   35%   40%    45%   50%   55%   60%    65%   70%   75%   80%   85%    90%    95%    100%
----------------------------------------------------------------------------------------------------------------------
% of $3.75 M UCR
Pool (50% of $7.5M)    0%    0%    0%     0%    20%   30%   40%    50%   60%   70%   80%   95%    110%   125%   150%
----------------------------------------------------------------------------------------------------------------------

         The percentage of the bonus pool attributable to the EBITDA, enterprise value or unsecured creditor recovery metric, as applicable, when performance falls between data points in the tables above, shall be determined by using straight line interpolation.

Payments Under Program
----------------------

         The bonus pool shall be distributed as soon as practicable after the six-month anniversary of the Emergence Date. Each participant who is employed by the Company as of the six-month anniversary of the Emergence Date, or who was employed by the Company as of the Emergence Date and prior to the six-month anniversary thereof shall have been terminated without Cause (as defined in his employment agreement), shall have resigned for Good Reason (as defined in his employment agreement), or shall have died or been terminated for Disability (as defined in his employment agreement), shall receive a cash payment, net of withholding taxes, equal to his allocable share of the bonus pool. The Board of Directors, in its discretion, may make such payment to a participant who is still employed by the Company as of the six-month anniversary of the Emergence Date, by delivering to the participant common stock of the Company with a fair market value equal to the bonus pool payment due to the participant, provided the Company's common stock is actively traded on a recognized securities exchange. If payment is made by delivering common stock, the participant shall have the right to satisfy any withholding tax obligation by having the Company withhold shares of stock with a fair market value equal to the applicable withholding taxes, and the stock shall be valued both for purposes of withholding and for determining the number of shares to be delivered to the participant, at the average common stock trading price for the 20 trading days ending with the day preceding the delivery of stock to the participant. No portion of the bonus pool shall be payable to a participant whose employment by the Company was terminated for Cause or by voluntary resignation on or before the six-month anniversary of the Emergence Date.

                                     16


-----------------------------------------------------------------------------

  * EBITDA metric should be measured on a trailing-twelve months basis as of six-months post-emergence relative to the Company's business plan presented to the Committee on April 14, 2004.

     Pharmaceutical Services should be carved out for purposes of calculating the EBITDA Metric bonus

         >> A sale of Pharmaceutical Services would require interim period adjustments to EBITDA and the benefits of a sale should be picked up in the Unsecured Creditor Recovery metric.

     Joint venture income should be included.

     Budgeted restructuring costs that are typically accounted for below the operating income line should be included.

     Assets sale adjustment mechanism needs to be established.

**  Enterprise value should be calculated 6 months post-emergence as follows:

    20 day average common stock trading price multiplied by the most recent common shares outstanding

    Plus: 20-day average trading price of preferred stock multiplied by the amount of preferred shares outstanding, if any

    Plus: Market value of debt securities

    Plus: Net proceeds from asset sales, if used to pay down debt.

*** The unsecured creditor recovery metric should be based on the 20-day average trading value of securities distributed to all unsecured creditors at 6-months post-emergence divided by the total amount of allowed unsecured claims (including Monsanto claims, if any) in the Company's confirmed Plan of Reorganization.

                                     17